UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

SOURCE INTERLINK COMPANIES, INC.
(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
(Address of Principal Executive Offices and Zip Code)

Registrant's Telephone Number, including area code:  (239) 949-4450

Not applicable
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 – Termination of a Material Definitive Agreement.

On March 11, 2009, the Compensation Committee of the Board of Directors of the Company terminated the Source Interlink Companies, Inc. Supplemental Executive Retirement Plan effective February 1, 2009.  In connection with the termination, the Company agreed to make payments to the individuals named below in the amounts set forth opposite each respective individual’s name.  All settlement payments will become payable between February 1, 2010 and January 31, 2011.

James R. Gillis	$1,835,153
Alan Tuchman	$318,168
Marc Fierman	$206,945

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2009
SOURCE INTERLINK COMPANIES, INC. By: /s/ Marc Fierman Marc Fierman Executive Vice President and Chief Financial Officer